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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

Date  of report (date of earliest event reported): June  21, 1996

            RENAISSANCE ENTERTAINMENT CORPORATION
   (Exact name of registrant as specified in its charter)

                          COLORADO
       (State or other jurisdiction of incorporation)

            RENAISSANCE ENTERTAINMENT CORPORATION
 (Name of Small Business Issuer as Specified in its Charter)

      0-23782                               84-1094630
Commission File Number                    I.R.S. Employer
                                       Identification Number

4440 Arapahoe Road, Suite 200, Boulder, Colorado      80303
(Address of principal executive offices)            (Zip code)

Issuer's telephone number, including area code: (303) 444-8273

                             N/A
 (Former name or former address, if changed since last report)


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Item 8.  CHANGE IN FISCAL YEAR

      On June 21, 1996, the Board of Directors of the Registrant voted to change the Registrant's fiscal year from that used in its most recent filing with the Commission, March 31, to December 31. A report covering the transition period, March 31, 1996 through December 31, 1996 will be filed on Form 10-KSB.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Dated: July 1, 1996           RENAISSANCE ENTERTAINMENT
                              CORPORATION


                              By: /s/  Miles Silverman
                                 ---------------------------
                                      Miles Silverman,
                                         President





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